EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Found Shrimp, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2012, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, David R. Cupp, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
Such Quarterly Report on Form 10-Q for the period ended September 30, 2012, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2012	By:	/s/ David R. Cupp
David R. Cupp Principal Financial Officer New Found Shrimp, Inc.